UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 7, 2011

Immunomedics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-12104	61-1009366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 The American Road, Morris Plains, New Jersey	07950
(Address of Principal Executive Offices)	(Zip Code)

(973) 605-8200
(Registrant's telephone number, including area code)

Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) for Immunomedics, Inc. (the “Company”) was held at the Company’s headquarters, 300 The American Road, Morris Plains, New Jersey, on Wednesday, December 7, 2011. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

•	the election of seven (7) directors to serve until the 2012 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

•	the advisory (non-binding) vote on executive compensation;

•	the advisory (non-binding) vote on the frequency of an advisory (non-binding) vote on executive compensation; and

•	the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2012.

At the close of business on October 12, 2011, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 75,477,735 shares of the Company’s common stock, outstanding and entitled to vote at the Annual Meeting. The holders of 67,250,668 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

The votes with respect to the election of the director nominees were as follows:

Name	For	Against	Abstain	Broker Non-Votes
David M. Goldenberg	34,038,534 Shares	4,167,434 Shares	80,754 Shares	28,963,946 Shares
Cynthia L. Sullivan	34,023,874 Shares	4,213,827 Shares	49,021 Shares	28,963,946 Shares
Morton Coleman	33,911,257 Shares	4,305,106 Shares	70,359 Shares	28,963,946 Shares
Brian A. Markison	27,498,809 Shares	10,700,036 Shares	87,877 Shares	28,963,946 Shares
Mary E. Paetzold	27,507,953 Shares	10,688,519 Shares	90,250 Shares	28,963,946 Shares
Don C. Stark	34,336,364 Shares	3,854,372 Shares	95,986 Shares	28,963,946 Shares
Kenneth J. Zuerblis	27,580,789 Shares	10,616,554 Shares	89,379 Shares	28,963,946 Shares

The non-binding advisory votes with respect to executive compensation were as follows:

For	Against	Abstain	Broker Non-Votes
27,056,137 Shares	11,098,513 Shares	132,072 Shares	28,963,946 Shares

The non-binding advisory votes with respect to the frequency of a non-binding advisory vote on executive compensation were as follows:

One Year	Two Year	Three Year	Abstain
19,066,975 Shares	666,836 Shares	18,433,781 Shares	119,130 Shares

In accordance with the results of the advisory vote, the Board of Directors has determined that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every year.

With respect to the ratification of the Company’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2012, the votes were as follows:

For	Against	Abstain	Broker Non-Votes
66,484,499 Shares	408,674 Shares	357,495 Shares	0

The foregoing votes reflect that all of the director nominees were elected, the executive compensation was approved by non-binding advisory votes, every one year was approved as the frequency of the non-binding advisory vote on executive compensation by non-binding advisory votes, and Ernst & Young LLP was ratified as the Company’s independent registered public accounting firm for the year ending June 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOMEDICS, INC.

By:	/s/ Cynthia L. Sullivan
Name:	Cynthia L. Sullivan
Title:	President and Chief Executive Officer

Dated:  December 7, 2011